                                                                   EXHIBIT 99.13

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[323,048,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB2

              [SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                     TRUSTEE

                                AUGUST [18], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

TOTAL GROUP
FICO & DOCUMENTATION
FICO SCORE                 FULL DOC   STATED    LIMITED  ALL DOCS    WAC     AVG PRIN BAL  CURRENT LTV
----------                 --------   ------    -------  --------    ---     ------------  -----------
(50 increment)
NOT AVAILABLE
451 TO 500
501 TO 550
551 TO 600
601 TO 650                    8.01%    11.71%     0.35%    20.06%    6.740%    196,334.00    76.42%
651 TO 700                   17.60%    29.06%     1.86%    48.53%    6.784%    193,424.10    83.10%
701 TO 750                    9.81%    14.16%     1.08%    25.06%    6.595%    209,214.69    83.06%
751 TO 800                    2.09%     3.33%     0.59%     6.01%    6.649%    199,810.94    83.60%
801 TO 850                    0.12%     0.17%     0.04%     0.34%    6.619%    126,078.43    86.05%
                             ------    -----      ----    ------     -----     ----------    -----
TOTAL                        37.64%    58.44%     3.92%   100.00%    6.719%    197,775.82    81.79%
                             ======    =====      ====    ======     =====     ==========    =====

LTV & FICO              451-   501-   551-    601-    651-    701-   751-   801-               AVG            GROSS
CURRENT LTV       NA    500    550    600     650     700     750    800    850     TOTAL    PRIN BAL    WAC  MARGIN  STATED LIMITED
-----------       --    ---    ---    ---     ---     ---     ---    ---    ---     -----    --------    ---  ------  ------ -------
(10 increment)
0.01 TO 10.00
10.01 TO 20.00   0.00%  0.00%  0.00%  0.00%   0.04%   0.02%   0.00%  0.00%  0.00%    0.06%   99,610.44  6.543  6.015   0.06%   0.00%
20.01 TO 30.00   0.00%  0.00%  0.00%  0.00%   0.07%   0.02%   0.00%  0.00%  0.00%    0.10%   82,030.48  6.435  6.000   0.09%   0.00%
30.01 TO 40.00   0.00%  0.00%  0.00%  0.00%   0.06%   0.08%   0.32%  0.00%  0.00%    0.46%  191,844.58  5.896      -   0.19%   0.00%
40.01 TO 50.00   0.00%  0.00%  0.00%  0.00%   0.16%   0.16%   0.26%  0.12%  0.00%    0.71%  139,356.68  6.434  5.948   0.32%   0.02%
50.01 TO 60.00   0.00%  0.00%  0.00%  0.00%   0.43%   0.80%   0.56%  0.00%  0.00%    1.79%  172,076.42  6.243  5.151   1.03%   0.00%
60.01 TO 70.00   0.00%  0.00%  0.00%  0.00%   1.73%   1.67%   1.36%  0.14%  0.00%    4.90%  225,325.73  6.283  5.298   2.29%   0.30%
70.01 TO 80.00   0.00%  0.00%  0.00%  0.00%  17.51%  25.32%  10.46%  3.25%  0.14%   56.68%  193,525.62  6.690  5.539  37.39%   2.83%
80.01 TO 90.00   0.00%  0.00%  0.00%  0.00%   0.07%  13.06%   6.94%  1.54%  0.12%   21.73%  222,997.88  6.679  6.195  10.70%   0.72%
90.01 TO 100.00  0.00%  0.00%  0.00%  0.00%   0.00%   7.38%   5.16%  0.97%  0.08%   13.58%  183,737.78  7.171  6.470   6.37%   0.06%
                 ----   ----   ----   ----    ----   -----   -----   ----   ----   ------   ---------   -----  -----  -----    ----
TOTAL            0.00%  0.00%  0.00%  0.00%  20.06%  48.53%  25.06%  6.01%  0.34%  100.00%  197,775.82  6.719  5.792  58.44%   3.92%
                 ====   ====   ====   ====    ====   =====   =====   ====   ====   ======   =========   =====  =====  =====    ====

PRIN BALANCE & FICO         451-   501-   551-    601-    651-    701-   751-   801-           CURRENT        GROSS
PRIN BALANCE          NA    500    550    600     650     700     750    800    850     TOTAL    LTV     WAC  MARGIN STATED  LIMITED
------------          --    ---    ---    ---     ---     ---     ---    ---    ---     -----    ---     ---  ------ ------  -------
(50,000 increments)
1 TO 50,000          0.00%  0.00%  0.00%  0.00%   0.04%   0.14%   0.06%  0.01%  0.00%    0.25%  71.60%  7.803  6.631   0.13%  0.00%
50,001 TO 100,000    0.00%  0.00%  0.00%  0.00%   1.25%   3.77%   1.45%  0.27%  0.06%    6.80%  81.20%  7.258  5.913   2.99%  0.32%
100,001 TO 150,000   0.00%  0.00%  0.00%  0.00%   3.00%   7.89%   3.75%  1.33%  0.15%   16.12%  82.11%  6.971  5.741   8.80%  0.84%
150,001 TO 200,000   0.00%  0.00%  0.00%  0.00%   3.93%   7.31%   3.54%  0.77%  0.06%   15.60%  81.05%  6.811  5.713   9.86%  0.58%
200,001 TO 250,000   0.00%  0.00%  0.00%  0.00%   3.10%   6.66%   3.06%  0.87%  0.07%   13.77%  82.82%  6.697  5.676   8.12%  0.47%
250,001 TO 300,000   0.00%  0.00%  0.00%  0.00%   3.21%   6.45%   3.13%  0.32%  0.00%   13.12%  80.31%  6.610  6.019   8.42%  0.17%
300,001 TO 350,000   0.00%  0.00%  0.00%  0.00%   1.43%   5.77%   3.00%  0.49%  0.00%   10.70%  84.81%  6.696  5.900   7.62%  0.18%
350,001 TO 400,000   0.00%  0.00%  0.00%  0.00%   1.01%   3.48%   2.15%  0.68%  0.00%    7.33%  81.05%  6.439  5.789   4.03%  0.45%
400,001 TO 450,000   0.00%  0.00%  0.00%  0.00%   0.63%   2.52%   2.17%  0.62%  0.00%    5.94%  83.29%  6.339  5.946   3.53%  0.00%
450,001 TO 500,000   0.00%  0.00%  0.00%  0.00%   1.57%   1.86%   0.57%  0.29%  0.00%    4.29%  78.64%  6.281  6.023   2.31%  0.15%
500,001 TO 550,000   0.00%  0.00%  0.00%  0.00%   0.31%   0.62%   0.46%  0.16%  0.00%    1.55%  86.25%  6.384  5.564   0.61%  0.15%
550,001 TO 600,000   0.00%  0.00%  0.00%  0.00%   0.17%   1.03%   0.00%  0.00%  0.00%    1.20%  87.85%  6.981  6.101   0.69%  0.00%
600,001 TO 650,000   0.00%  0.00%  0.00%  0.00%   0.18%   0.37%   0.56%  0.00%  0.00%    1.11%  74.02%  6.382  3.162   0.36%  0.19%
650,001 TO 700,000   0.00%  0.00%  0.00%  0.00%   0.00%   0.00%   0.20%  0.20%  0.00%    0.39%  77.94%  5.792  5.169   0.00%  0.20%
700,001 TO 750,000   0.00%  0.00%  0.00%  0.00%   0.00%   0.65%   0.44%  0.00%  0.00%    1.09%  80.26%  6.538  6.620   0.43%  0.22%
750,001 TO 800,000   0.00%  0.00%  0.00%  0.00%   0.23%   0.00%   0.23%  0.00%  0.00%    0.47%  72.52%  6.414  4.568   0.23%  0.00%
950,001 TO 1,000,000 0.00%  0.00%  0.00%  0.00%   0.00%   0.00%   0.29%  0.00%  0.00%    0.29%  73.99%  6.875  2.250   0.29%  0.00%
                     ----   ----   ----   ---    -----   -----   -----   ----   ----   ------   -----   -----  -----  -----   ----
TOTAL:               0.00%  0.00%  0.00%  0.00%  20.06%  48.53%  25.06%  6.01%  0.34%  100.00%  81.79%  6.719  5.792  58.44%  3.92%
                     ====   ====   ====   ===    =====   =====   =====   ====   ====   ======   =====   =====  =====  =====   ====

PREPAYMENT PENALTY
& FICO

PREPAYMENT PENALTY           451-  501-  551-   601-   651-   701-   751-  801-         CURRENT      GROSS    AVG
TERM                    NA   500   550   600    650    700    750    800   850   TOTAL    LTV   WAC  MARGIN PRIN BAL  STATED LIMITED
---------------------  ----  ---   ---   ---    ---    ---    ---    ---   ---   -----   ------ ---  ------ --------  ------ -------
(whatever increments)
0                      0.00% 0.00% 0.00% 0.00%  2.14%  5.83%  2.83% 1.14% 0.12%  12.07% 82.34% 7.059 5.296 181,648.26  7.41%  0.89%
6                      0.00% 0.00% 0.00% 0.00%  0.01%  0.07%  0.11% 0.00% 0.00%   0.19% 79.51% 7.470 5.844 106,903.23  0.18%  0.00%
8                      0.00% 0.00% 0.00% 0.00%  0.00%  0.00%  0.05% 0.00% 0.00%   0.05% 79.74% 8.250 7.375 183,405.22  0.05%  0.00%
12                     0.00% 0.00% 0.00% 0.00%  2.59%  3.83%  2.25% 0.35% 0.00%   9.02% 81.94% 6.974 6.265 246,100.03  6.36%  0.08%
13                     0.00% 0.00% 0.00% 0.00%  0.00%  0.00%  0.11% 0.00% 0.00%   0.11% 80.00% 6.250 6.000 364,000.00  0.00%  0.00%
18                     0.00% 0.00% 0.00% 0.00%  0.03%  0.00%  0.00% 0.00% 0.00%   0.03% 79.70% 7.500 6.000 107,594.16  0.03%  0.00%
24                     0.00% 0.00% 0.00% 0.00%  9.23% 22.00%  9.25% 2.01% 0.12%  42.61% 82.64% 6.654 6.217 206,387.41 26.24%  0.89%
30                     0.00% 0.00% 0.00% 0.00%  0.04%  0.00%  0.00% 0.00% 0.00%   0.04% 79.57% 7.599 6.599 136,065.99  0.04%  0.00%
36                     0.00% 0.00% 0.00% 0.00%  4.67% 11.71%  6.09% 1.56% 0.10%  24.13% 81.03% 6.705 4.905 179,557.83 11.75%  1.51%
60                     0.00% 0.00% 0.00% 0.00%  1.36%  5.08%  4.37% 0.94% 0.00%  11.74% 79.63% 6.420 5.131 200,041.45  6.37%  0.55%
                       ----  ----  ----  ----   ---   -----   ----  ----  ----  ------  -----  ----- ----- ---------- -----   ----
TOTAL:                 0.00% 0.00% 0.00% 0.00% 20.06% 48.53% 25.06% 6.01% 0.34% 100.00% 81.79% 6.719 5.792 197,775.82 58.44%  3.92%
                       ====  ====  ====  ====   ===   =====   ====  ====  ====  ======  =====  ===== ===== ========== =====   ====

MORTG RATES & FICO        451-  501-  551-   601-   651-   701-  751-  801-          CURRENT        GROSS     AVG
MORTG RATES          NA   500   550   600    650    700    750   800   850    TOTAL    LTV     WAC  MARGIN  PRIN BAL  STATED LIMITED
-----------          --   ---   ---   ---    ---    ---    ---   ---   ---    -----    ---     ---  ------  --------  ------ -------
(50 bps increment)
4.001 TO 4.500
4.501 TO 5.000      0.00% 0.00% 0.00% 0.00%  0.17%  0.22%  0.58% 0.07% 0.03%   1.08%  76.04%  4.950  5.048 301,767.80  0.00%   0.00%
5.001 TO 5.500      0.00% 0.00% 0.00% 0.00%  0.67%  1.38%  1.51% 0.46% 0.00%   4.02%  75.24%  5.394  5.070 287,055.57  0.74%   0.00%
5.501 TO 6.000      0.00% 0.00% 0.00% 0.00%  3.09%  8.05%  5.70% 0.83% 0.06%  17.73%  78.85%  5.856  5.636 254,251.98  6.47%   0.35%
6.001 TO 6.500      0.00% 0.00% 0.00% 0.00%  3.78%  9.11%  4.79% 1.30% 0.07%  19.05%  81.46%  6.324  5.571 221,234.32 10.66%   0.48%
6.501 TO 7.000      0.00% 0.00% 0.00% 0.00%  5.92% 13.58%  5.94% 1.85% 0.07%  27.36%  82.00%  6.828  5.855 196,627.23 19.09%   0.76%
7.001 TO 7.500      0.00% 0.00% 0.00% 0.00%  4.21%  9.25%  2.98% 0.71% 0.02%  17.16%  83.27%  7.294  6.010 168,436.62 12.03%   0.93%
7.501 TO 8.000      0.00% 0.00% 0.00% 0.00%  1.88%  4.57%  2.92% 0.50% 0.08%   9.96%  85.45%  7.788  6.194 156,149.44  7.38%   0.71%
8.001 TO 8.500      0.00% 0.00% 0.00% 0.00%  0.16%  1.54%  0.41% 0.11% 0.00%   2.22%  85.69%  8.278  5.055 138,050.64  1.05%   0.64%
8.501 TO 9.000      0.00% 0.00% 0.00% 0.00%  0.17%  0.72%  0.14% 0.18% 0.00%   1.20%  92.13%  8.784  7.387 130,427.30  0.84%   0.06%
9.001 TO 9.500      0.00% 0.00% 0.00% 0.00%  0.02%  0.06%  0.10% 0.00% 0.00%   0.18%  91.57%  9.452  7.351 120,049.91  0.15%   0.00%
9.501 TO 10.000     0.00% 0.00% 0.00% 0.00%  0.00%  0.03%  0.00% 0.00% 0.00%   0.03%  84.88%  9.750  8.750  91,670.45  0.03%   0.00%
10.001 TO 10.500    0.00% 0.00% 0.00% 0.00%  0.00%  0.01%  0.00% 0.00% 0.00%   0.01%  99.88% 10.350     --  44,944.11  0.00%   0.00%
10.501 TO 11.000
11.001 TO 11.500
11.501 TO 12.000
12.501 TO 13.000
                    ----  ----  ----  ----  -----  -----  -----  ----  ----  ------   -----   -----  ----- ---------- -----    ----
TOTAL:              0.00% 0.00% 0.00% 0.00% 20.06% 48.53% 25.06% 6.01% 0.34% 100.00%  81.79%  6.719  5.792 197,775.82 58.44%   3.92%
                    ====  ====  ====  ====  =====  =====  =====  ====  ====  ======   =====   =====  ===== ========== =====    ====

MORTG RATES & LTV   LTV   LTV                                                              AVG  GROSS     AVG
MORTG RATES         0-10  11-20 21-30 31-40 41-50 51-60 61-70  71-80  81-90 91-100   TOTAL FICO MARGIN  PRIN BAL  STATED LIMITED
-----------         ----  ----- ----- ----- ----- ----- -----  -----  ----- ------   ----- ---- ------  --------  ------ -------
(50 bps increment)
4.001 TO 4.500
4.501 TO 5.000      0.00% 0.00% 0.00% 0.00% 0.04% 0.00% 0.28%  0.43%  0.33%  0.00%   1.08%  710  5.048 301,767.80  0.00%   0.00%
5.001 TO 5.500      0.00% 0.00% 0.00% 0.08% 0.06% 0.39% 0.64%  2.06%  0.76%  0.04%   4.02%  699  5.070 287,055.57  0.74%   0.00%
5.501 TO 6.000      0.00% 0.02% 0.00% 0.29% 0.19% 0.43% 1.50% 10.07%  4.08%  1.15%  17.73%  688  5.636 254,251.98  6.47%   0.35%
6.001 TO 6.500      0.00% 0.00% 0.07% 0.00% 0.06% 0.44% 0.80% 10.71%  5.12%  1.86%  19.05%  687  5.571 221,234.32 10.66%   0.48%
6.501 TO 7.000      0.00% 0.04% 0.01% 0.05% 0.21% 0.33% 0.82% 16.86%  5.66%  3.38%  27.36%  684  5.855 196,627.23 19.09%   0.76%
7.001 TO 7.500      0.00% 0.00% 0.00% 0.04% 0.06% 0.13% 0.48% 10.48%  3.11%  2.86%  17.16%  677  6.010 168,436.62 12.03%   0.93%
7.501 TO 8.000      0.00% 0.00% 0.01% 0.00% 0.04% 0.08% 0.15%  5.22%  1.49%  2.96%   9.96%  684  6.194 156,149.44  7.38%   0.71%
8.001 TO 8.500      0.00% 0.00% 0.00% 0.00% 0.05% 0.00% 0.22%  0.65%  0.71%  0.59%   2.22%  685  5.055 138,050.64  1.05%   0.64%
8.501 TO 9.000      0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.02%  0.18%  0.35%  0.66%   1.20%  689  7.387 130,427.30  0.84%   0.06%
9.001 TO 9.500      0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%  0.02%  0.10%  0.06%   0.18%  702  7.351 120,049.91  0.15%   0.00%
9.501 TO 10.000     0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%  0.00%  0.03%  0.00%   0.03%  660  8.750  91,670.45  0.03%   0.00%
10.001 TO 10.500    0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%  0.00%  0.00%  0.01%   0.01%  661     --  44,944.11  0.00%   0.00%
10.501 TO 11.000
11.001 TO 11.500
11.501 TO 12.000
12.501 TO 13.000
                    ----  ----  ----  ----  ----  ----  ----  -----  -----  -----  ------   ---  ----- ---------- -----     ----
TOTAL:              0.00% 0.06% 0.10% 0.46% 0.71% 1.79% 4.90% 56.68% 21.73% 13.58% 100.00%  685  5.792 197,775.82 58.44%    3.92%
                    ====  ====  ====  ====  ====  ====  ====  =====  =====  =====  ======   ===  ===== ========== =====     ====

IO LOANS
FICO & DOCUMENTATION
FICO SCORE                 FULL DOC   STATED    LIMITED  ALL DOCS    WAC     AVG PRIN BAL  CURRENT LTV
----------                 --------   ------    -------  --------    ---     ------------  -----------
(50 increment)
NOT AVAILABLE
451 TO 500
501 TO 550
551 TO 600
601 TO 650                    9.57%     3.62%     0.73%    13.91%    6.259%    266,504.09    77.33%
651 TO 700                   22.20%    26.42%     2.98%    51.60%    6.481%    258,990.52    82.89%
701 TO 750                   10.40%    14.90%     1.03%    26.33%    6.325%    250,140.36    82.46%
751 TO 800                    2.24%     5.02%     0.65%     7.91%    6.489%    239,244.08    82.52%
801 TO 850                    0.00%     0.17%     0.08%     0.25%    6.563%    143,900.00    79.99%
                             -----     -----      ----    ------     -----     ----------    -----
TOTAL                        44.41%    50.13%     5.46%   100.00%    6.410%    255,433.63    81.97%
                             =====     =====      ====    ======     =====     ==========    =====

LTV & FICO              451-   501-   551-    601-    651-    701-   751-   801-               AVG            GROSS
CURRENT LTV       NA    500    550    600     650     700     750    800    850     TOTAL    PRIN BAL    WAC  MARGIN  STATED LIMITED
-----------       --    ---    ---    ---     ---     ---     ---    ---    ---     -----    --------    ---  ------  ------ -------
(10 increment)
0.01 TO 10.00
10.01 TO 20.00
20.01 TO 30.00
30.01 TO 40.00
40.01 TO 50.00   0.00%  0.00%  0.00%  0.00%   0.07%   0.23%   0.32%  0.17%  0.00%    0.79%  129,710.90  6.184  5.624   0.54%   0.06%
50.01 TO 60.00   0.00%  0.00%  0.00%  0.00%   0.31%   0.86%   0.15%  0.00%  0.00%    1.32%  216,263.38  5.711  4.783   0.76%   0.00%
60.01 TO 70.00   0.00%  0.00%  0.00%  0.00%   1.31%   1.73%   1.48%  0.11%  0.00%    4.63%  332,380.82  6.144  4.933   0.88%   0.54%
70.01 TO 80.00   0.00%  0.00%  0.00%  0.00%  12.18%  26.42%  13.93%  5.23%  0.25%   58.01%  238,986.75  6.408  4.726  30.06%   4.87%
80.01 TO 90.00   0.00%  0.00%  0.00%  0.00%   0.05%  16.80%   7.34%  1.47%  0.00%   25.65%  294,855.14  6.341  6.183  13.03%   0.00%
90.01 TO 100.00  0.00%  0.00%  0.00%  0.00%   0.00%   5.56%   3.11%  0.93%  0.00%    9.61%  269,326.87  6.845  6.222   4.85%   0.00%
                 ----   ----   ----   ----   -----   -----   -----   ----   ----   ------   ----------  -----  -----  -----    ----
TOTAL            0.00%  0.00%  0.00%  0.00%  13.91%  51.60%  26.33%  7.91%  0.25%  100.00%  255,433.63  6.410  5.244  50.13%   5.46%
                 ====   ====   ====   ====   =====   =====   =====   ====   ====   ======   ==========  =====  =====  =====    ====

PRIN BALANCE & FICO         451-   501-   551-    601-    651-    701-   751-   801-           CURRENT        GROSS
PRIN BALANCE          NA    500    550    600     650     700     750    800    850     TOTAL    LTV     WAC  MARGIN STATED  LIMITED
------------          --    ---    ---    ---     ---     ---     ---    ---    ---     -----    ---     ---  ------ ------  -------
(50,000 increments)
1 TO 50,000
50,001 TO 100,000    0.00%  0.00%  0.00%  0.00%   0.43%   0.75%   0.47%  0.18%  0.08%    1.90%  75.35%  7.102  2.756   0.85%   0.43%
100,001 TO 150,000   0.00%  0.00%  0.00%  0.00%   0.72%   3.94%   2.59%  1.12%  0.00%    8.37%  80.39%  6.605  4.297   3.87%   1.16%
150,001 TO 200,000   0.00%  0.00%  0.00%  0.00%   2.02%   7.05%   3.81%  1.05%  0.17%   14.11%  80.99%  6.607  4.826   8.59%   0.95%
200,001 TO 250,000   0.00%  0.00%  0.00%  0.00%   1.57%   6.84%   3.14%  0.79%  0.00%   12.34%  83.99%  6.493  4.902   5.88%   0.99%
250,001 TO 300,000   0.00%  0.00%  0.00%  0.00%   2.21%   7.97%   3.68%  0.22%  0.00%   14.09%  80.81%  6.274  5.544   6.96%   0.49%
300,001 TO 350,000   0.00%  0.00%  0.00%  0.00%   0.84%   6.24%   3.09%  1.16%  0.00%   11.34%  84.88%  6.407  5.399   7.12%   0.27%
350,001 TO 400,000   0.00%  0.00%  0.00%  0.00%   1.32%   4.92%   2.99%  0.98%  0.00%   10.22%  81.66%  6.118  5.719   3.28%   0.65%
400,001 TO 450,000   0.00%  0.00%  0.00%  0.00%   0.75%   4.80%   2.61%  1.09%  0.00%    9.25%  84.32%  6.374  6.179   5.88%   0.00%
450,001 TO 500,000   0.00%  0.00%  0.00%  0.00%   2.91%   3.34%   0.85%  0.84%  0.00%    7.94%  81.39%  6.160  6.140   3.79%   0.00%
500,001 TO 550,000   0.00%  0.00%  0.00%  0.00%   0.45%   0.89%   0.45%  0.47%  0.00%    2.27%  84.97%  6.198  5.234   0.90%   0.00%
550,001 TO 600,000   0.00%  0.00%  0.00%  0.00%   0.00%   2.50%   0.00%  0.00%  0.00%    2.50%  91.98%  7.041  6.209   1.51%   0.00%
600,001 TO 650,000   0.00%  0.00%  0.00%  0.00%   0.00%   1.08%   0.55%  0.00%  0.00%    1.63%  70.69%  6.534  3.162   0.00%   0.54%
650,001 TO 700,000   0.00%  0.00%  0.00%  0.00%   0.00%   0.00%   0.58%  0.00%  0.00%    0.58%  66.23%  4.770  4.520   0.00%   0.00%
700,001 TO 750,000   0.00%  0.00%  0.00%  0.00%   0.00%   1.27%   0.00%  0.00%  0.00%    1.27%  81.34%  6.185  6.522   0.00%   0.00%
750,001 TO 800,000   0.00%  0.00%  0.00%  0.00%   0.68%   0.00%   0.68%  0.00%  0.00%    1.36%  72.52%  6.414  4.568   0.68%   0.00%
950,001 TO 1,000,000 0.00%  0.00%  0.00%  0.00%   0.00%   0.00%   0.84%  0.00%  0.00%    0.84%  73.99%  6.875  2.250   0.84%   0.00%
                     ----   ----   ----   ----    ----    ----    ----   ----   ----   ------   -----   -----  -----  -----    ----
TOTAL:               0.00%  0.00%  0.00%  0.00%  13.91%  51.60%  26.33%  7.91%  0.25%  100.00%  81.97%  6.410  5.244  50.13%   5.46%
                     ====   ====   ====   ====    ====    ====    ====   ====   ====   ======   =====   =====  =====  =====    ====

PREPAYMENT PENALTY &
FICO
PREPAYMENT PENALTY           451-  501-  551-   601-   651-   701-   751-  801-         CURRENT      GROSS    AVG
TERM                     NA  500   550   600    650    700    750    800   850   TOTAL   LTV    WAC  MARGIN PRIN BAL  STATED LIMITED
--------------------   ----- ---   ---   ---    ---    ---    ---    ---   ---   -----   ---    ---  ------ --------  ------ -------
(whatever increments)
0                      0.00% 0.00% 0.00% 0.00%  1.79%  4.19%  3.86% 1.71% 0.00%  11.54% 79.56% 6.810 3.518 224,919.49  6.81%  1.42%
12                     0.00% 0.00% 0.00% 0.00%  1.13%  3.37%  1.67% 0.19% 0.00%   6.36% 83.96% 6.699 6.184 281,169.70  2.54%  0.25%
13                     0.00% 0.00% 0.00% 0.00%  0.00%  0.00%  0.32% 0.00% 0.00%   0.32% 80.00% 6.250 6.000 364,000.00  0.00%  0.00%
24                     0.00% 0.00% 0.00% 0.00%  7.28% 25.94% 12.90% 2.99% 0.17%  49.28% 82.27% 6.186 6.091 286,081.52 24.28%  0.34%
36                     0.00% 0.00% 0.00% 0.00%  3.63% 15.19%  5.81% 2.59% 0.08%  27.29% 81.36% 6.516 4.281 220,944.57 12.53%  3.36%
60                     0.00% 0.00% 0.00% 0.00%  0.09%  2.90%  1.79% 0.44% 0.00%   5.20% 85.39% 6.739 4.547 249,258.34  3.97%  0.10%
                       ----  ----  ----  ----   ----  -----  -----  ----  ----  ------  -----  ----- ----- ---------- -----   ----
TOTAL:                 0.00% 0.00% 0.00% 0.00% 13.91% 51.60% 26.33% 7.91% 0.25% 100.00% 81.97% 6.410 5.244 255,433.63 50.13%  5.46%
                       ====  ====  ====  ====   ====  =====  =====  ====  ====  ======  =====  ===== ===== ========== =====   ====

MORTG RATES & FICO        451-  501-  551-   601-   651-   701-  751-  801-          CURRENT        GROSS     AVG
MORTG RATES          NA   500   550   600    650    700    750   800   850    TOTAL    LTV     WAC  MARGIN  PRIN BAL  STATED LIMITED
-----------          --   ---   ---   ---    ---    ---    ---   ---   ---    -----    ---     ---  ------  --------  ------ -------
(50 bps increment)
4.001 TO 4.500
4.501 TO 5.000      0.00% 0.00% 0.00% 0.00%  0.50%  0.41%  1.30% 0.21% 0.00%   2.43%  75.76%  4.938  5.138 309,851.04  0.00%   0.00%
5.001 TO 5.500      0.00% 0.00% 0.00% 0.00%  1.05%  3.12%  2.56% 0.62% 0.00%   7.35%  77.85%  5.374  5.255 324,864.69  0.91%   0.00%
5.501 TO 6.000      0.00% 0.00% 0.00% 0.00%  3.99% 13.77%  6.28% 1.19% 0.17%  25.40%  81.14%  5.837  5.809 286,240.18  7.42%   0.09%
6.001 TO 6.500      0.00% 0.00% 0.00% 0.00%  4.45% 11.50%  6.59% 1.65% 0.00%  24.19%  82.42%  6.320  5.491 259,843.47 12.53%   0.88%
6.501 TO 7.000      0.00% 0.00% 0.00% 0.00%  2.45% 12.07%  6.55% 2.78% 0.00%  23.84%  83.15%  6.805  4.889 228,389.18 17.86%   1.02%
7.001 TO 7.500      0.00% 0.00% 0.00% 0.00%  1.30%  6.92%  1.73% 0.93% 0.00%  10.88%  82.96%  7.283  4.707 231,681.48  7.61%   1.68%
7.501 TO 8.000      0.00% 0.00% 0.00% 0.00%  0.14%  2.97%  1.06% 0.51% 0.08%   4.76%  87.04%  7.840  4.597 210,350.05  3.61%   0.89%
8.001 TO 8.500      0.00% 0.00% 0.00% 0.00%  0.05%  0.84%  0.27% 0.00% 0.00%   1.15%  75.28%  8.286  2.473 220,606.44  0.20%   0.91%
8.501 TO 9.000
9.001 TO 9.500
9.501 TO 10.000
10.001 TO 10.500
10.501 TO 11.000
11.001 TO 11.500
11.501 TO 12.000
12.501 TO 13.000
                    ----  ----  ----  ----  -----  -----  ----   ----  ----  ------   -----   -----  ----- ---------- -----    ----
TOTAL:              0.00% 0.00% 0.00% 0.00% 13.91% 51.60% 26.33% 7.91% 0.25% 100.00%  81.97%  6.410  5.244 255,433.63 50.13%   5.46%
                    ====  ====  ====  ====  =====  =====  ====   ====  ====  ======   =====   =====  ===== ========== =====    ====

MORTG RATES & LTV  LTV   LTV                                                              AVG  GROSS     AVG
MORTG RATES        0-10  11-20 21-30 31-40 41-50 51-60 61-70  71-80  81-90 91-100   TOTAL FICO MARGIN  PRIN BAL  STATED LIMITED
-----------        ----  ----- ----- ----- ----- ----- -----  -----  ----- ------   ----- ---- ------  --------  ------ -------
(50 bps increment)
4.001 TO 4.500
4.501 TO 5.000     0.00% 0.00% 0.00% 0.00% 0.12% 0.00% 0.58%  1.26%  0.47%  0.00%   2.43%  706  5.138 309,851.04  0.00%  0.00%
5.001 TO 5.500     0.00% 0.00% 0.00% 0.00% 0.00% 0.77% 0.93%  3.75%  1.79%  0.10%   7.35%  696  5.255 324,864.69  0.91%  0.00%
5.501 TO 6.000     0.00% 0.00% 0.00% 0.00% 0.28% 0.33% 1.04% 15.31%  6.67%  1.77%  25.40%  685  5.809 286,240.18  7.42%  0.09%
6.001 TO 6.500     0.00% 0.00% 0.00% 0.00% 0.11% 0.10% 0.73% 14.19%  7.90%  1.16%  24.19%  688  5.491 259,843.47 12.53%  0.88%
6.501 TO 7.000     0.00% 0.00% 0.00% 0.00% 0.22% 0.07% 0.57% 13.63%  5.90%  3.46%  23.84%  697  4.889 228,389.18 17.86%  1.02%
7.001 TO 7.500     0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.24%  7.02%  2.53%  1.09%  10.88%  688  4.707 231,681.48  7.61%  1.68%
7.501 TO 8.000     0.00% 0.00% 0.00% 0.00% 0.06% 0.05% 0.00%  2.28%  0.35%  2.02%   4.76%  698  4.597 210,350.05  3.61%  0.89%
8.001 TO 8.500     0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.54%  0.56%  0.05%  0.00%   1.15%  679  2.473 220,606.44  0.20%  0.91%
8.501 TO 9.000
9.001 TO 9.500
9.501 TO 10.000
10.001 TO 10.500
10.501 TO 11.000
11.001 TO 11.500
11.501 TO 12.000
12.501 TO 13.000
                   ----  ----  ----  ----  ----  ----  ----  -----  -----   ----  ------   ---  ----- ---------- -----   ----
TOTAL:             0.00% 0.00% 0.00% 0.00% 0.79% 1.32% 4.63% 58.01% 25.65%  9.61% 100.00%  691  5.244 255,433.63 50.13%  5.46%
                   ====  ====  ====  ====  ====  ====  ====  =====  =====   ====  ======   ===  ===== ========== =====   ====

FIXED RATE LOANS
FICO & DOCUMENTATION
FICO SCORE                 FULL DOC   STATED    LIMITED  ALL DOCS     WAC    AVG PRIN BAL  CURRENT LTV
----------                 --------   ------    -------  --------     ---    ------------  -----------
(50 increment)
NOT AVAILABLE
451 TO 500
501 TO 550
551 TO 600
601 TO 650                    9.93%     9.32%     0.00%    19.24%    6.751%    180,193.58    73.50%
651 TO 700                   15.41%    23.48%     1.49%    40.38%    6.695%    174,507.02    80.18%
701 TO 750                   18.07%    15.09%     0.78%    33.95%    6.403%    217,950.76    79.12%
751 TO 800                    3.85%     2.31%     0.00%     6.16%    6.696%    166,150.75    86.84%
801 TO 850                    0.18%     0.00%     0.09%     0.27%    6.663%     89,600.43    91.46%
                             ------    ------     -----   -------    ------    ----------    ------
TOTAL                        47.44%    50.20%     2.36%   100.00%    6.607%    187,263.43    78.98%
                             ======    ======     =====   =======    ======    ==========    ======

LTV & FICO              451-   501-   551-   601-    651-     701-   751-   801-               AVG            GROSS
CURRENT LTV       NA    500    550    600    650     700      750    800    850     TOTAL    PRIN BAL    WAC  MARGIN  STATED LIMITED
-----------       --    ---    ---    ---    ---     ---      ---    ---    ---     -----    --------    ---  ------  ------ -------
(10 increment)
0.01 TO 10.00
10.01 TO 20.00
20.01 TO 30.00   0.00%  0.00%  0.00%  0.00%   0.00%   0.12%   0.00%  0.00%  0.00%    0.12%   39,490.94  7.019     --   0.07%   0.00%
30.01 TO 40.00   0.00%  0.00%  0.00%  0.00%   0.28%   0.41%   1.59%  0.00%  0.00%    2.28%  191,844.58  5.896     --   0.95%   0.00%
40.01 TO 50.00   0.00%  0.00%  0.00%  0.00%   0.16%   0.44%   0.76%  0.10%  0.00%    1.46%  140,693.00  6.181     --   0.49%   0.00%
50.01 TO 60.00   0.00%  0.00%  0.00%  0.00%   1.07%   1.66%   1.80%  0.00%  0.00%    4.52%  169,423.95  6.307     --   2.82%   0.00%
60.01 TO 70.00   0.00%  0.00%  0.00%  0.00%   2.40%   3.44%   3.23%  0.00%  0.00%    9.07%  203,839.64  6.348     --   3.70%   0.28%
70.01 TO 80.00   0.00%  0.00%  0.00%  0.00%  15.34%  16.32%  10.28%  1.79%  0.09%   43.82%  182,357.02  6.561     --  24.22%   1.13%
80.01 TO 90.00   0.00%  0.00%  0.00%  0.00%   0.00%  13.39%   9.40%  2.68%  0.00%   25.46%  211,901.48  6.611     --  13.38%   0.95%
90.01 TO 100.00  0.00%  0.00%  0.00%  0.00%   0.00%   4.61%   6.89%  1.59%  0.18%   13.27%  172,030.12  7.194     --   4.57%   0.00%
                 -----  -----  -----  -----  ------  ------  ------  -----  -----  -------  ----------  -----     --  ------   -----
TOTAL            0.00%  0.00%  0.00%  0.00%  19.24%  40.38%  33.95%  6.16%  0.27%  100.00%  187,263.43  6.607     --  50.20%   2.36%
                 =====  =====  =====  =====  ======  ======  ======  =====  =====  =======  ==========  =====     ==  ======   =====

PRIN BALANCE & FICO         451-   501-   551-    601-    651-    701-   751-   801-           CURRENT        GROSS
PRIN BALANCE          NA    500    550    600     650     700     750    800    850     TOTAL    LTV     WAC  MARGIN STATED  LIMITED
------------          --    ---    ---    ---     ---     ---     ---    ---    ---     -----    ---     ---  ------ ------  -------
(50,000 increments)
1 TO 50,000
50,001 TO 100,000    0.00%  0.00%  0.00%  0.00%   0.15%   0.43%   0.15%  0.04%  0.00%    0.77%  62.78%  7.812     --   0.37%  0.00%
100,001 TO 150,000   0.00%  0.00%  0.00%  0.00%   1.61%   4.99%   1.91%  0.58%  0.09%    9.19%  78.67%  7.245     --   2.79%  0.09%
150,001 TO 200,000   0.00%  0.00%  0.00%  0.00%   2.83%   6.77%   4.47%  2.09%  0.18%   16.34%  81.81%  6.804     --   4.68%  0.21%
200,001 TO 250,000   0.00%  0.00%  0.00%  0.00%   4.02%   4.27%   4.94%  0.23%  0.00%   13.46%  75.82%  6.569     --   7.09%  0.28%
250,001 TO 300,000   0.00%  0.00%  0.00%  0.00%   2.96%   6.17%   3.94%  0.67%  0.00%   13.74%  81.22%  6.453     --   5.58%  0.00%
300,001 TO 350,000   0.00%  0.00%  0.00%  0.00%   1.61%   3.65%   3.25%  0.75%  0.00%    9.26%  74.19%  6.223     --   5.30%  0.00%
350,001 TO 400,000   0.00%  0.00%  0.00%  0.00%   2.33%   5.73%   2.40%  0.00%  0.00%   10.46%  82.61%  6.553     --   7.13%  0.47%
400,001 TO 450,000   0.00%  0.00%  0.00%  0.00%   0.00%   2.77%   2.78%  0.57%  0.00%    6.12%  79.02%  6.763     --   5.54%  0.57%
450,001 TO 500,000   0.00%  0.00%  0.00%  0.00%   0.60%   1.88%   5.04%  1.24%  0.00%    8.76%  82.16%  6.331     --   4.38%  0.00%
500,001 TO 550,000   0.00%  0.00%  0.00%  0.00%   1.42%   2.10%   1.40%  0.00%  0.00%    4.92%  70.08%  6.502     --   2.84%  0.00%
550,001 TO 600,000   0.00%  0.00%  0.00%  0.00%   0.00%   0.75%   0.76%  0.00%  0.00%    1.50%  85.54%  6.201     --   0.76%  0.75%
600,001 TO 650,000   0.00%  0.00%  0.00%  0.00%   0.83%   0.86%   0.00%  0.00%  0.00%    1.69%  82.60%  7.449     --   0.86%  0.00%
650,001 TO 700,000   0.00%  0.00%  0.00%  0.00%   0.89%   0.00%   1.84%  0.00%  0.00%    2.73%  77.42%  6.228     --   1.81%  0.00%
700,001 TO 750,000   0.00%  0.00%  0.00%  0.00%   0.00%   0.00%   1.07%  0.00%  0.00%    1.07%  70.43%  5.600     --   1.07%  0.00%
                     -----  -----  -----  -----  ------  ------  ------  -----  -----  -------  ------  -----     --  ------  -----
TOTAL:               0.00%  0.00%  0.00%  0.00%  19.24%  40.38%  33.95%  6.16%  0.27%  100.00%  78.98%  6.607     --  50.20%  2.36%
                     =====  =====  =====  =====  ======  ======  ======  =====  =====  =======  ======  =====     ==  ======  =====

PREPAYMENT PENALTY
& FICO
PREPAYMENT PENALTY           451-  501-  551-   601-   651-   701-   751-  801-         CURRENT      GROSS    AVG
TERM                    NA   500   550   600    650    700    750    800   850   TOTAL   LTV    WAC  MARGIN PRIN BAL  STATED LIMITED
---------------------  ----- ---   ---   ---    ---    ---    ---    ---   ---   -----   ---    ---  ------ --------  ------ -------
(whatever increments)
0                      0.00% 0.00% 0.00% 0.00%  1.31%  3.13%  0.94% 0.74% 0.00%   6.12% 80.34% 7.313    -- 128,924.31  2.81%  0.00%
6                      0.00% 0.00% 0.00% 0.00%  0.04%  0.00%  0.00% 0.00% 0.00%   0.04% 79.43% 7.990    --  28,832.46  0.00%  0.00%
12                     0.00% 0.00% 0.00% 0.00%  1.58%  2.32%  3.30% 0.00% 0.00%   7.20% 81.47% 6.831    -- 323,587.58  6.03%  0.00%
24                     0.00% 0.00% 0.00% 0.00%  0.70%  1.24%  0.08% 0.00% 0.09%   2.11% 77.19% 7.424    -- 177,916.51  0.91%  0.09%
36                     0.00% 0.00% 0.00% 0.00%  9.77% 14.12% 10.54% 2.00% 0.18%  36.60% 78.15% 6.739    -- 168,995.62 15.59%  0.00%
60                     0.00% 0.00% 0.00% 0.00%  5.85% 19.57% 19.08% 3.43% 0.00%  47.93% 79.14% 6.345    -- 204,493.14 24.86%  2.27%
                       ----- ----- ----- ----- ------ ------ ------ ----- ----- ------- ------ -----    -- ---------- ------  -----
TOTAL:                 0.00% 0.00% 0.00% 0.00% 19.24% 40.38% 33.95% 6.16% 0.27% 100.00% 78.98% 6.607    -- 187,263.43 50.20%  2.36%
                       ===== ===== ===== ===== ====== ====== ====== ===== ===== ======= ====== =====    == ========== ======  =====

MORTG RATES & FICO        451-  501-  551-   601-   651-   701-  751-  801-          CURRENT        GROSS     AVG
MORTG RATES          NA   500   550   600    650    700    750   800   850    TOTAL    LTV    WAC   MARGIN  PRIN BAL  STATED LIMITED
-----------          --   ---   ---   ---    ---    ---    ---   ---   ---    -----    ---    ---   ------  --------  ------ -------
(50 bps increment)
4.001 TO 4.500
4.501 TO 5.000
5.001 TO 5.500      0.00% 0.00% 0.00% 0.00%  0.00%  0.38%  2.72% 0.00% 0.00%   3.10%  63.91%  5.424     -- 298,891.44  0.78%   0.00%
5.501 TO 6.000      0.00% 0.00% 0.00% 0.00%  3.53%  8.42% 11.97% 1.12% 0.00%  25.03%  75.39%  5.881     -- 244,593.81  9.11%   1.60%
6.001 TO 6.500      0.00% 0.00% 0.00% 0.00%  3.91% 12.68%  6.94% 2.25% 0.18%  25.96%  78.90%  6.314     -- 208,380.75 14.86%   0.67%
6.501 TO 7.000      0.00% 0.00% 0.00% 0.00%  6.32%  8.41%  7.93% 1.51% 0.00%  24.17%  79.97%  6.808     -- 187,311.64 13.29%   0.00%
7.001 TO 7.500      0.00% 0.00% 0.00% 0.00%  3.32%  4.17%  1.55% 0.41% 0.09%   9.53%  80.65%  7.288     -- 139,725.18  4.40%   0.09%
7.501 TO 8.000      0.00% 0.00% 0.00% 0.00%  1.83%  4.49%  1.95% 0.30% 0.00%   8.57%  84.98%  7.800     -- 128,408.02  5.35%   0.00%
8.001 TO 8.500      0.00% 0.00% 0.00% 0.00%  0.16%  1.09%  0.28% 0.00% 0.00%   1.54%  88.95%  8.272     --  94,124.01  0.99%   0.00%
8.501 TO 9.000      0.00% 0.00% 0.00% 0.00%  0.09%  0.53%  0.09% 0.57% 0.00%   1.28%  96.05%  8.923     -- 123,506.28  0.83%   0.00%
9.001 TO 9.500      0.00% 0.00% 0.00% 0.00%  0.08%  0.14%  0.52% 0.00% 0.00%   0.73%  90.32%  9.452     -- 164,984.29  0.60%   0.00%
9.501 TO 10.000
10.001 TO 10.500    0.00% 0.00% 0.00% 0.00%  0.00%  0.07%  0.00% 0.00% 0.00%   0.07%  99.88% 10.350     --  44,944.11  0.00%   0.00%
10.501 TO 11.000
11.001 TO 11.500
11.501 TO 12.000
12.501 TO 13.000
                    ----- ----- ----- ----- ------ ------ ------ ----- ----- ------   -----  ------     -- ---------- ------   -----
TOTAL:              0.00% 0.00% 0.00% 0.00% 19.24% 40.38% 33.95% 6.16% 0.27% 100.00%  78.98%  6.607     -- 187,263.43 50.20%   2.36%
                    ===== ===== ===== ===== ====== ====== ====== ===== ===== ======   =====  ======     == ========== ======   =====

MORTG RATES & LTV  LTV   LTV                                                              AVG  GROSS     AVG
MORTG RATES        0-10  11-20 21-30 31-40 41-50 51-60 61-70  71-80  81-90 91-100   TOTAL FICO MARGIN  PRIN BAL  STATED LIMITED
-----------        ----  ----- ----- ----- ----- ----- -----  -----  ----- ------   ----- ---- ------  --------  ------ -------
(50 bps increment)
4.001 TO 4.500
4.501 TO 5.000
5.001 TO 5.500     0.00% 0.00% 0.00% 0.40% 0.31% 0.40% 0.78%  0.92%  0.30%  0.00%   3.10%  713     -- 298,891.44  0.78%   0.00%
5.501 TO 6.000     0.00% 0.00% 0.00% 1.44% 0.46% 1.34% 2.97% 10.75%  6.33%  1.74%  25.03%  697     -- 244,593.81  9.11%   1.60%
6.001 TO 6.500     0.00% 0.00% 0.00% 0.00% 0.29% 1.74% 1.83% 12.48%  7.52%  2.11%  25.96%  694     -- 208,380.75 14.86%   0.67%
6.501 TO 7.000     0.00% 0.00% 0.07% 0.25% 0.15% 0.69% 2.37% 11.37%  6.26%  3.01%  24.17%  685     -- 187,311.64 13.29%   0.00%
7.001 TO 7.500     0.00% 0.00% 0.00% 0.19% 0.16% 0.10% 0.71%  4.37%  3.16%  0.85%   9.53%  675     -- 139,725.18  4.40%   0.09%
7.501 TO 8.000     0.00% 0.00% 0.04% 0.00% 0.11% 0.24% 0.30%  3.25%  1.00%  3.63%   8.57%  679     -- 128,408.02  5.35%   0.00%
8.001 TO 8.500     0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.10%  0.46%  0.29%  0.69%   1.54%  679     --  94,124.01  0.99%   0.00%
8.501 TO 9.000     0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%  0.15%  0.10%  1.04%   1.28%  715     -- 123,506.28  0.83%   0.00%
9.001 TO 9.500     0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%  0.08%  0.52%  0.14%   0.73%  705     -- 164,984.29  0.60%   0.00%
9.501 TO 10.000    0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%  0.00%  0.00%  0.07%   0.07%  661     --  44,944.11  0.00%   0.00%
10.001 TO 10.500
10.501 TO 11.000
11.001 TO 11.500
11.501 TO 12.000
12.501 TO 13.000
                   ----- ----- ----- ----- ----- ----- ----- ------ ------ ------ -------  ---     -- ---------- ------   -----
TOTAL:             0.00% 0.00% 0.12% 2.28% 1.46% 4.52% 9.07% 43.82% 25.46% 13.27% 100.00%  690     -- 187,263.43 50.20%   2.36%
                   ===== ===== ===== ===== ===== ===== ===== ====== ====== ====== =======  ===     == ========== ======   =====

ARM RATE LOANS
FICO & DOCUMENTATION
FICO SCORE                 FULL DOC   STATED    LIMITED  ALL DOCS    WAC     AVG PRIN BAL  CURRENT LTV
----------                 --------   ------    -------  --------    ---     ------------  -----------
(50 increment)
NOT AVAILABLE
451 TO 500
501 TO 550
551 TO 600
601 TO 650                    7.52%    12.31%     0.43%    20.27%    6.738%    200,622.24    77.12%
651 TO 700                   18.16%    30.46%     1.96%    50.57%    6.802%    197,725.94    83.68%
701 TO 750                    7.74%    13.93%     1.16%    22.83%    6.667%    206,126.18    84.53%
751 TO 800                    1.65%     3.59%     0.73%     5.98%    6.636%    210,883.37    82.77%
801 TO 850                    0.11%     0.21%     0.03%     0.36%    6.611%    136,500.72    85.04%
                             -----     -----      ----    ------     -----     ----------    -----
TOTAL                        35.18%    60.50%     4.32%   100.00%    6.748%    200,606.39    82.50%
                             =====     =====      ====    ======     =====     ==========    =====

LTV & FICO              451-   501-   551-    601-    651-    701-   751-   801-               AVG            GROSS
CURRENT LTV       NA    500    550    600     650     700     750    800    850     TOTAL    PRIN BAL    WAC  MARGIN  STATED LIMITED
-----------       --    ---    ---    ---     ---     ---     ---    ---    ---     -----    --------    ---  ------  ------ -------
(10 increment)
0.01 TO 10.00
10.01 TO 20.00   0.00%  0.00%  0.00%  0.00%   0.05%   0.03%   0.00%  0.00%  0.00%    0.07%   99,610.44  6.543  6.015   0.07%   0.00%
20.01 TO 30.00   0.00%  0.00%  0.00%  0.00%   0.09%   0.00%   0.00%  0.00%  0.00%    0.09%  124,570.03  6.250  6.000   0.09%   0.00%
30.01 TO 40.00
40.01 TO 50.00   0.00%  0.00%  0.00%  0.00%   0.16%   0.09%   0.14%  0.13%  0.00%    0.52%  138,421.25  6.614  5.948   0.28%   0.02%
50.01 TO 60.00   0.00%  0.00%  0.00%  0.00%   0.27%   0.59%   0.25%  0.00%  0.00%    1.11%  174,884.92  6.177  5.151   0.58%   0.00%
60.01 TO 70.00   0.00%  0.00%  0.00%  0.00%   1.56%   1.22%   0.89%  0.17%  0.00%    3.85%  240,316.03  6.245  5.298   1.93%   0.30%
70.01 TO 80.00   0.00%  0.00%  0.00%  0.00%  18.06%  27.58%  10.50%  3.61%  0.16%   59.91%  195,729.41  6.713  5.539  40.70%   3.26%
80.01 TO 90.00   0.00%  0.00%  0.00%  0.00%   0.08%  12.98%   6.32%  1.25%  0.15%   20.79%  226,651.58  6.701  6.195  10.02%   0.66%
90.01 TO 100.00  0.00%  0.00%  0.00%  0.00%   0.00%   8.07%   4.72%  0.81%  0.05%   13.65%  186,843.89  7.166  6.470   6.82%   0.08%
                 ----   ----   ----   ----   ------  -----   -----   ----   ----   ------   ----------  -----  -----  -----    ----
TOTAL            0.00%  0.00%  0.00%  0.00%  20.27%  50.57%  22.83%  5.98%  0.36%  100.00%  200,606.39  6.748  5.792  60.50%   4.32%
                 ====   ====   ====   ====   ======  =====   =====   ====   ====   ======   ==========  =====  =====  =====    ====

PRIN BALANCE & FICO         451-   501-   551-    601-    651-    701-   751-   801-           CURRENT        GROSS
PRIN BALANCE          NA    500    550    600     650     700     750    800    850     TOTAL    LTV     WAC  MARGIN STATED  LIMITED
------------          --    ---    ---    ---     ---     ---     ---    ---    ---     -----    ---     ---  ------ ------  -------
(50,000 increments)
1 TO 50,000          0.00%  0.00%  0.00%  0.00%   0.02%   0.07%   0.03%  0.00%  0.00%    0.12%  85.89%  7.789  6.631   0.07%  0.00%
50,001 TO 100,000    0.00%  0.00%  0.00%  0.00%   1.15%   3.46%   1.33%  0.19%  0.05%    6.20%  82.15%  7.263  5.913   3.04%  0.38%
100,001 TO 150,000   0.00%  0.00%  0.00%  0.00%   3.05%   8.17%   3.56%  1.14%  0.14%   16.06%  82.18%  7.014  5.741   9.84%  1.01%
150,001 TO 200,000   0.00%  0.00%  0.00%  0.00%   3.90%   8.07%   3.19%  0.91%  0.07%   16.14%  82.15%  6.862  5.713  10.56%  0.66%
200,001 TO 250,000   0.00%  0.00%  0.00%  0.00%   3.14%   6.78%   2.84%  0.93%  0.09%   13.77%  83.22%  6.758  5.676   8.76%  0.59%
250,001 TO 300,000   0.00%  0.00%  0.00%  0.00%   3.62%   7.16%   3.10%  0.21%  0.00%   14.09%  81.32%  6.674  6.019   9.21%  0.21%
300,001 TO 350,000   0.00%  0.00%  0.00%  0.00%   1.21%   5.78%   3.16%  0.61%  0.00%   10.76%  85.34%  6.731  5.900   7.75%  0.11%
350,001 TO 400,000   0.00%  0.00%  0.00%  0.00%   1.26%   3.66%   1.99%  0.71%  0.00%    7.63%  81.46%  6.374  5.789   3.65%  0.42%
400,001 TO 450,000   0.00%  0.00%  0.00%  0.00%   0.64%   2.68%   1.45%  0.47%  0.00%    5.24%  83.76%  6.343  5.946   3.31%  0.00%
450,001 TO 500,000   0.00%  0.00%  0.00%  0.00%   1.61%   1.80%   0.36%  0.36%  0.00%    4.14%  81.21%  6.215  6.023   2.17%  0.18%
500,001 TO 550,000   0.00%  0.00%  0.00%  0.00%   0.38%   0.58%   0.39%  0.20%  0.00%    1.56%  86.42%  6.429  5.564   0.58%  0.00%
550,001 TO 600,000   0.00%  0.00%  0.00%  0.00%   0.00%   1.07%   0.00%  0.00%  0.00%    1.07%  89.92%  6.797  6.101   0.65%  0.00%
600,001 TO 650,000   0.00%  0.00%  0.00%  0.00%   0.00%   0.46%   0.24%  0.00%  0.00%    0.70%  70.69%  6.534  3.162   0.00%  0.23%
650,001 TO 700,000   0.00%  0.00%  0.00%  0.00%   0.00%   0.00%   0.25%  0.24%  0.00%    0.49%  77.94%  5.792  5.169   0.00%  0.24%
700,001 TO 750,000   0.00%  0.00%  0.00%  0.00%   0.00%   0.81%   0.28%  0.00%  0.00%    1.09%  82.69%  6.769  6.620   0.27%  0.28%
750,001 TO 800,000   0.00%  0.00%  0.00%  0.00%   0.29%   0.00%   0.29%  0.00%  0.00%    0.58%  72.52%  6.414  4.568   0.29%  0.00%
950,001 TO 1,000,000 0.00%  0.00%  0.00%  0.00%   0.00%   0.00%   0.36%  0.00%  0.00%    0.36%  73.99%  6.875  2.250   0.36%  0.00%
                     ----   ----   ----   ----   -----   -----   -----   ----   ----   ------   -----   -----  -----  -----   ----
TOTAL:               0.00%  0.00%  0.00%  0.00%  20.27%  50.57%  22.83%  5.98%  0.36%  100.00%  82.50%  6.748  5.792  60.50%  4.32%
                     ====   ====   ====   ====   =====   =====   =====   ====   ====   ======   =====   =====  =====  =====   ====

PREPAYMENT PENALTY & FICO
                             451-  501-  551-   601-   651-   701-   751-  801-         CURRENT      GROSS    AVG
PREPAYMENT PENALTY TERM NA   500   550   600    650    700    750    800   850   TOTAL   LTV    WAC  MARGIN PRIN BAL  STATED LIMITED
----------------------- --   ---   ---   ---    ---    ---    ---    ---   ---   -----   ---    ---  ------ --------  ------ -------
(whatever increments)
0                      0.00% 0.00% 0.00% 0.00%  2.35%  6.51%  3.31% 1.25% 0.15%  13.56% 82.57% 7.031 5.296 190,481.60  8.57%  1.12%
6                      0.00% 0.00% 0.00% 0.00%  0.00%  0.09%  0.14% 0.00% 0.00%   0.23% 79.51% 7.445 5.844 122,517.38  0.23%  0.00%
8                      0.00% 0.00% 0.00% 0.00%  0.00%  0.00%  0.07% 0.00% 0.00%   0.07% 79.74% 8.250 7.375 183,405.22  0.07%  0.00%
12                     0.00% 0.00% 0.00% 0.00%  2.85%  4.21%  1.98% 0.44% 0.00%   9.48% 82.03% 7.001 6.265 235,337.87  6.44%  0.11%
13                     0.00% 0.00% 0.00% 0.00%  0.00%  0.00%  0.14% 0.00% 0.00%   0.14% 80.00% 6.250 6.000 364,000.00  0.00%  0.00%
18                     0.00% 0.00% 0.00% 0.00%  0.04%  0.00%  0.00% 0.00% 0.00%   0.04% 79.70% 7.500 6.000 107,594.16  0.04%  0.00%
24                     0.00% 0.00% 0.00% 0.00% 11.37% 27.22% 11.55% 2.52% 0.12%  52.80% 82.70% 6.647 6.217 206,719.92 32.61%  1.09%
30                     0.00% 0.00% 0.00% 0.00%  0.05%  0.00%  0.00% 0.00% 0.00%   0.05% 79.57% 7.599 6.599 136,065.99  0.05%  0.00%
36                     0.00% 0.00% 0.00% 0.00%  3.38% 11.11%  4.97% 1.45% 0.08%  20.99% 82.29% 6.690 4.905 184,613.84 10.78%  1.89%
60                     0.00% 0.00% 0.00% 0.00%  0.23%  1.44%  0.67% 0.31% 0.00%   2.65% 81.88% 6.760 5.131 182,006.39  1.72%  0.12%
                       ----  ----  ----  ----  -----  -----  -----  ----  ----  ------  -----  ----- ----- ---------- -----   ----
TOTAL:                 0.00% 0.00% 0.00% 0.00% 20.27% 50.57% 22.83% 5.98% 0.36% 100.00% 82.50% 6.748 5.792 200,606.39 60.50%  4.32%
                       ====  ====  ====  ====  =====  =====  =====  ====  ====  ======  =====  ===== ===== ========== =====   ====

MORTG RATES & FICO        451-  501-  551-   601-   651-   701-  751-  801-          CURRENT        GROSS     AVG
MORTG RATES          NA   500   550   600    650    700    750   800   850    TOTAL    LTV    WAC   MARGIN  PRIN BAL  STATED LIMITED
-----------          --   ---   ---   ---    ---    ---    ---   ---   ---    -----    ---    ---   ------  --------  ------ -------
(50 bps increment)
4.001 TO 4.500
4.501 TO 5.000      0.00% 0.00% 0.00% 0.00%  0.21%  0.28%  0.73% 0.09% 0.04%   1.35%  76.04%  4.950  5.048 301,767.80  0.00%   0.00%
5.001 TO 5.500      0.00% 0.00% 0.00% 0.00%  0.84%  1.63%  1.20% 0.58% 0.00%   4.25%  77.32%  5.388  5.070 284,984.29  0.73%   0.00%
5.501 TO 6.000      0.00% 0.00% 0.00% 0.00%  2.98%  7.96%  4.12% 0.76% 0.07%  15.89%  80.22%  5.846  5.636 258,290.86  5.81%   0.04%
6.001 TO 6.500      0.00% 0.00% 0.00% 0.00%  3.75%  8.21%  4.24% 1.07% 0.05%  17.31%  82.43%  6.328  5.571 226,501.15  9.60%   0.43%
6.501 TO 7.000      0.00% 0.00% 0.00% 0.00%  5.82% 14.88%  5.44% 1.93% 0.09%  28.16%  82.43%  6.832  5.855 198,760.01 20.55%   0.96%
7.001 TO 7.500      0.00% 0.00% 0.00% 0.00%  4.43% 10.53%  3.34% 0.79% 0.00%  19.08%  83.60%  7.295  6.010 172,898.53 13.95%   1.14%
7.501 TO 8.000      0.00% 0.00% 0.00% 0.00%  1.90%  4.59%  3.17% 0.55% 0.11%  10.30%  85.55%  7.786  6.194 163,536.21  7.89%   0.88%
8.001 TO 8.500      0.00% 0.00% 0.00% 0.00%  0.16%  1.65%  0.45% 0.13% 0.00%   2.39%  85.16%  8.279  5.055 149,287.68  1.06%   0.80%
8.501 TO 9.000      0.00% 0.00% 0.00% 0.00%  0.19%  0.77%  0.15% 0.08% 0.00%   1.19%  91.06%  8.747  7.387 132,445.93  0.84%   0.08%
9.001 TO 9.500      0.00% 0.00% 0.00% 0.00%  0.00%  0.04%  0.00% 0.00% 0.00%   0.04%  97.43%  9.452  7.351  52,648.33  0.04%   0.00%
9.501 TO 10.000     0.00% 0.00% 0.00% 0.00%  0.00%  0.03%  0.00% 0.00% 0.00%   0.03%  84.88%  9.750  8.750  91,670.45  0.03%   0.00%
10.001 TO 10.500
10.501 TO 11.000
11.001 TO 11.500
11.501 TO 12.000
12.501 TO 13.000
                    ----  ----  ----  ----  -----  -----  -----  ----  ----  ------   -----   -----  ----- ---------- -----    ----
TOTAL:              0.00% 0.00% 0.00% 0.00% 20.27% 50.57% 22.83% 5.98% 0.36% 100.00%  82.50%  6.748  5.792 200,606.39 60.50%   4.32%
                    ====  ====  ====  ====  =====  =====  =====  ====  ====  ======   =====   =====  ===== ========== =====    ====

MORTG RATES & LTV  LTV   LTV                                                               AVG  GROSS     AVG
MORTG RATES        0-10  11-20 21-30 31-40 41-50 51-60 61-70  71-80   81-90 91-100   TOTAL FICO MARGIN  PRIN BAL  STATED LIMITED
-----------        ----  ----- ----- ----- ----- ----- -----  -----   ----- ------   ----- ---- ------  --------  ------ -------
(50 bps increment)
4.001 TO 4.500
4.501 TO 5.000     0.00% 0.00% 0.00% 0.00% 0.05% 0.00% 0.35%  0.54%   0.41%  0.00%   1.35%  710  5.048 301,767.80  0.00%   0.00%
5.001 TO 5.500     0.00% 0.00% 0.00% 0.00% 0.00% 0.38% 0.60%  2.34%   0.88%  0.04%   4.25%  696  5.070 284,984.29  0.73%   0.00%
5.501 TO 6.000     0.00% 0.03% 0.00% 0.00% 0.12% 0.20% 1.13%  9.90%   3.51%  1.01%  15.89%  684  5.636 258,290.86  5.81%   0.04%
6.001 TO 6.500     0.00% 0.00% 0.09% 0.00% 0.00% 0.11% 0.54% 10.26%   4.51%  1.79%  17.31%  684  5.571 226,501.15  9.60%   0.43%
6.501 TO 7.000     0.00% 0.05% 0.00% 0.00% 0.22% 0.24% 0.42% 18.24%   5.51%  3.48%  28.16%  684  5.855 198,760.01 20.55%   0.96%
7.001 TO 7.500     0.00% 0.00% 0.00% 0.00% 0.04% 0.14% 0.42% 12.02%   3.10%  3.37%  19.08%  677  6.010 172,898.53 13.95%   1.14%
7.501 TO 8.000     0.00% 0.00% 0.00% 0.00% 0.02% 0.04% 0.11%  5.72%   1.61%  2.80%  10.30%  685  6.194 163,536.21  7.89%   0.88%
8.001 TO 8.500     0.00% 0.00% 0.00% 0.00% 0.06% 0.00% 0.25%  0.70%   0.82%  0.57%   2.39%  686  5.055 149,287.68  1.06%   0.80%
8.501 TO 9.000     0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.02%  0.19%   0.41%  0.57%   1.19%  681  7.387 132,445.93  0.84%   0.08%
9.001 TO 9.500     0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%  0.00%   0.00%  0.04%   0.04%  686  7.351  52,648.33  0.04%   0.00%
9.501 TO 10.000    0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%  0.00%   0.03%  0.00%   0.03%  660  8.750  91,670.45  0.03%   0.00%
10.001 TO 10.500
10.501 TO 11.000
11.001 TO 11.500
11.501 TO 12.000
12.501 TO 13.000
                   ----  ----  ----  ----  ----  ----  ----  -----   -----  -----  ------   ---  ----- ---------- -----    ----
TOTAL:             0.00% 0.07% 0.09% 0.00% 0.52% 1.11% 3.85% 59.91%  20.79% 13.65% 100.00%  684  5.792 200,606.39 60.50%   4.32%
                   ====  ====  ====  ====  ====  ====  ====  =====   =====  =====  ======   ===  ===== ========== =====    ====